Exhibit 4.1

MD

medidata
Medidata Solutions Worldwide

MEDIDATA SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 58471A 10 5

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

MEDIDATA SOLUTIONS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

MEDIDATA SOLUTIONS, INC. CORPORATE SEAL 2000 DELAWARE

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: MAY 22, 2009 MEDIDATA SOLUTIONS, INC. TSB 32460 FC
SALES: HOLLY GRONER 615-261-0610	OPERATOR: AP
	NEW

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-7 dark blue. LOGO prints PMS 2738, PMS 375 and PMS 8420.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

For value received, hereby sell, assign and transfer unto

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

– as tenants in common

– as tenants by the entireties

– as joint tenants with right

of survivorship and not as

tenants in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN

EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR

ANY CHANGE WHATEVER.

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Additional abbreviations may also be used though not in the above list.

NOTICE:

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: HOLLY GRONER 615-261-0610

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

PROOF OF: MAY 22, 2009

MEDIDATA SOLUTIONS, INC.

TSB 32460 BK

OPERATOR: AP

NEW